UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrants as specified in their charters)

Delaware Delaware	001-12994 000-50694	52-1802283 52-1873369
(State or other jurisdiction of incorporation or organization)	(Commission File Numbers)	(I.R.S. Employer Identification Numbers)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209

(Address of principal executive offices) (Zip code)

Registrants’ telephone number, including area code (703) 526-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

The following information is being provided under Item 2.02—Results of Operations and Financial Condition. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the SEC for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any registration statement filed by The Mills Corporation or The Mills Limited Partnership under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Exhibit 99.1 to this Form 8-K is a press release of the registrants, dated May 6, 2005, reporting first quarter 2005 financial results.  The full text of the press release and the supplemental information package furnished as Exhibit 99.1 and Exhibit 99.2 are incorporated herein. Attachment 1 to Exhibit 99.2, “Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms,” defines, explains and reconciles the non-GAAP measures presented in the press release and supplemental information package.

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

None

(b)                                  Pro Forma Financial Information.

None

(c)                                  Exhibits:

Exhibit No.	Description
99.1	Press Release, dated May 6, 2005.
99.2	Supplemental Information as of March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
Dated: May 6, 2005
	By:	/s/ Mary Jane Morrow
Mary Jane Morrow
Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP
Dated: May 6, 2005
	By:	The Mills Corporation, its general partner

/s/ Mary Jane Morrow
Mary Jane Morrow
Executive Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit Number	Description
99.1	Press Release, dated May 6, 2005.
99.2	Supplemental Information as of March 31, 2005.